UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012 (December 12, 2012)

VAALCO Energy, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 Post Oak Place, Suite 300

Houston, Texas 77027

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(713) 623-0801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — Financial Information

Item 7.01	Regulation FD Disclosure

On December 12, 2012, VAALCO Energy, Inc., a Delaware corporation (the “Company”), purchased the totality of the 9.99% non-controlling interest in VAALCO International, Inc., a Delaware corporation, from Sojitz Corporation for the purchase price of $26.2 million. With this purchase the Company now owns 100% of VAALCO International, Inc.

VAALCO International, Inc. owns VAALCO (Gabon) Etame, Inc. which is comprised of the Company’s interest in the Etame Marine concession located offshore Gabon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Dated: December 18, 2012	By:	/s/ Gregory R. Hullinger
Gregory R. Hullinger
Chief Financial Officer